UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2007

GLOBAL ENERGY INC.

(Exact name of registrant as specified in its charter)

Nevada

(State of Incorporation)

000-28025

(Commission File Number)

86-0951473

(I.R.S. Employer Identification Number)

415 Madison Avenue, 15th Floor, New York, NY 10017

(Address of principal executive offices, including zip code)

646.673.8435

(Registrant's telephone Number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On November 2, 2007 we adopted a directors’ compensation policy (the “Policy”) for all the directors pursuant to which we will issue and pay to each member of our directors :

(a)

200,000 stock options (the “Options”) at an exercise price equal to the closing price per share of our common stock on the over-the-counter bulletin board on November 1, 2007 (the “Issuance Date”), which options shall vest as follows:

	(i)	50,000 on the first anniversary of the Issuance Date;
	(ii)	50,000 on the second anniversary of the Issuance Date;
	(iii)	50,000 on the third anniversary of the Issuance Date; and
	(iv)	50,000 on the fourth anniversary of the Issuance Date.
(b)	a fee of US$750 per meeting for each quarterly board meeting attended; and
(c)	a fee of US$300 per meeting for all other meetings attended or consented to in writing by the entire board.

Asi Shalgi, a member of our board of directors agreed not to receive any fee or other compensation under the Policy. Pursuant to the Policy, we issued 400,000 stock options to our directors and officers. The options will be exercisable at a price of $0.56 per share until November 2, 2012. The options were issued in accordance with the terms of the 2007 Israeli Stock Option Plan.

The options were issued pursuant to the exemption from registration under the United States Securities Act of 1933 provided by Section 4(2), Section 4(6) and/or Rule 506 of Regulation D promulgated under the 1933 Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2007 we appointed Yehuda Eliraz and Yair Aloni to our board of directors.

During the past five years, Mr. Eliraz has managed an economic consulting firm which provides economic consulting papers to various levels of government, local authorities, corporations and entrepreneurs. Mr. Eliraz received a Bachelors in Economics and a Masters degree in economics and business management at Bar-Ilan University along with a PhD in economics at Hebrew University in Jerusalem.

Mr. Aloni has worked with an international trading and consulting company that provides marketing and sales services along with business consulting services. He has also sat on the board of directors of a publicly listed biopharmaceutical company. Mr. Aloni attended the business management school at Tel Aviv University.

On November 5, 2007, Christopher Kape resigned as secretary and from our board of directors. There are no disagreements with the company’s policies or practices in connection with the resignation. Asi Shalgi is now appointed secretary.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENERGY INC.

Per: /s/ Asi Shalgi

Asi Shalgi

President and CEO

November 6, 2007